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                          REGISTRATION RIGHTS AGREEMENT

                                                               January 24, 1996


To each of the parties
listed on Annex A hereto

Dear Sirs:

                  This will confirm that in consideration of (i) the purchase by certain of you (individually a "Purchaser" and collectively the "Purchasers"), severally, of an aggregate 28,571,429 shares of Common Stock, $.01 par value ("Common Stock"), of Business Services Holdings, Inc., a Delaware corporation (the "Company"), pursuant to the Securities Purchase Agreement dated as of January 24, 1996 (the "Purchase Agreement") among the Company and the Purchasers named therein, (ii) the agreement by certain of you pursuant to the terms of the Purchase Agreement to purchase up to an additional 23,270,000 shares of Common Stock, and (iii) the acquisition by JCP Telecom Systems, Inc., a Delaware corporation (the "Seller"), of a stock purchase warrant (the "Warrant") of the Company exercisable for an aggregate 1,503,759 shares of Common Stock pursuant to the Acquisition Agreement dated as of January 12, 1996 between the Company and the Seller, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as such term is defined herein), as follows:

                  1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "PUBLIC SALE" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144 (or any successor or similar rule) adopted under the Securities Act.


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                  "REGISTRATION EXPENSES" shall mean the expenses so
         described in Section 7 hereof.

                  "RESTRICTED STOCK" shall mean (i) an aggregate 28,571,429 shares of Common Stock sold and delivered to the Purchasers pursuant to the Purchase Agreement, (ii) to the extent issued and sold to any Purchasers pursuant to the terms of the Purchase Agreement, up to an aggregate 23,270,000 shares of Common Stock sold and delivered to the Purchasers pursuant to the Purchase Agreement, (iii) the Warrant Shares and (iv) any securities issued upon exchange, adjustment or transfer of any such shares, the certificates for which are required to bear the legend set forth in Section 2 below. The respective number of shares of Restricted Stock held by each of you as of the date hereof is set forth opposite your name on Schedule I hereto.

                  "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in Section 7 hereof.

                  "WARRANT SHARES" shall mean the shares of Common Stock issuable upon exercise of the Warrants.

                  2. RESTRICTIVE LEGEND. Each certificate representing Restricted Stock and each certificate issued upon exchange or transfer thereof, other than in a Public Sale or as otherwise permitted by the last paragraph of
Section 3, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE, NOR ANY INTEREST THEREIN, MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND LAWS RELATING THERETO OR (II) THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER, STATING THAT SUCH REGISTRATION IS NOT REQUIRED."

                  3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Stock (other than under the


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circumstances described in Section 4 or 5 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company (it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol shall be satisfactory) to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such Restricted Stock may transfer such Restricted Stock in accordance with the terms of its notice, PROVIDED, HOWEVER, that, in the case of any Purchaser that is a partnership, no such opinion or other documentation shall be required if such notice shall cover a distribution by such partnership to its partners. Each certificate of Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is to the public in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a Public Sale without registration under the Securities Act.

                  The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

                  4.  REQUIRED REGISTRATION.

                  (a) At any time, the holders of Restricted Stock constituting at least a majority of the total Restricted Stock outstanding at such time may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice. For the purposes of this Section 4 and Section 5 hereof, the holders of the Warrants shall be deemed to be the holders of the number of shares of Restricted Stock then issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the only securities


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


         which the Company shall be required to register pursuant hereto shall be shares of Common Stock; PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by this Section 4 and Section 5 hereof, the holders of the Warrants shall be entitled to sell such securities to the underwriters for exercise and sale of the shares of Common Stock issuable upon exercise thereof.

                  (b) Promptly following receipt of any notice under this
         Section 4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, on the same basis as shares are to be sold by requesting holders pursuant to paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders within 20 days after their receipt of such notice from the Company). If the holders of a majority of the Restricted Stock requesting registration require an underwritten public offering, the Company shall designate the managing underwriter of such offering, subject to the approval of the selling holders of a majority of the Restricted Stock covered by the offering, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on two occasions only. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, it such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except as provided in this paragraph (c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders (except with respect to a registration statement filed on Form S-8 or any successor form), from the date of receipt of a notice from requesting


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

         holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby or withdrawal of the registration.

                  5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 5 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders based upon the number of shares so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company.

                  Notwithstanding anything to the contrary contained in this
Section 5, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted

Stock so registered pursuant to this Section 5 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration commencing on the 90th day after the effective date or such registration statement.

                  6. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 4 or 5 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, subject to its right to cease or postpone any registration pursuant to Section 5 hereof, as expeditiously as possible:

                  (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4 hereof, shall be on Form S-1, Form S-3 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement as theretofore amended, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement as theretofore amended, the related prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with

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         respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request, and

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

                  In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4 and 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

                  7. EXPENSES. All expenses incurred by the Company in complying with Sections: 4 and 5 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and expenses of one counsel

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for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 or 5 hereof. All Selling Expenses in connection with any registration statement filed pursuant to
Section 4 or 5 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  8. INDEMNIFICATION. In the event of a registration or any of the Restricted Stock under the Securities Act pursuant to Section 4 or 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of Restricted Stock thereunder and each officer, director and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 or 5 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each officer, director and each other person, if any, who con-

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trols the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party other than under this Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the

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indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to much indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party (or, if there is more than one indemnified party, all of the indemnified parties collectively) shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party (or, if there is more than one indemnified party, all of the indemnified parties collectively). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  If the indemnification provided for in this Section 8 is unavailable to an indemnified party under the first or second paragraphs hereof in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Restricted Stock and any other sellers participating in the registration statement on the other from the sale of shares pursuant to the registered offering of securities as to which indemnity is sought or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Restricted Stock and any other sellers participating in the registration statement on the other in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Restricted Stock and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Restricted Stock and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Restricted Stock and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Restricted Stock or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no seller of Restricted Stock shall be required to contribute any amount in excess of the proceeds received by such seller from the sale of Restricted Stock covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  9. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed and shall apply to any securities received in any such transaction.

                  10. MISCELLANEOUS. (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto, including, without limitation, the rights to indemnification under Section 8 hereof, shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary herein contained, the Company shall have no obligation to register any Restricted Stock pursuant to
Section 4 or Section 5 hereof for any holder of such Restricted Stock until such time as such holder has executed and delivered to the Company its agreement to be bound by the terms and provisions hereof to the same extent as if such holder were an original signatory hereto.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be sent by telecopier, national overnight courier service or certified mail, return receipt requested, in each case with postage prepaid, addressed as follows:

                  if to the Company, to it at

                  if to any holder of Restricted Stock, to it at the address set forth in Schedule I hereto;

                  if to any subsequent holder of Restricted Stock, to it at
             such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company).

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, whether oral or written, relating to the subject matter hereof. This Agreement may not be modified or amended except in writing signed by the Company and the holders of not less than 66-2/3% of the Restricted Stock PROVIDED, HOWEVER, that in the event such amendment or waiver adversely affects the rights and/or obligations of any holder or class or series of holders under this Agreement in a manner different from the wanner in which it affects the rights and/or obligations of any other holder or class or series of holders, as the case may be, such amendment or waiver shall also require the written consent of such holder, or a majority of such class or series of holders, as the case may be.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           Please indicate your acceptance of the foregoing
by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                                               Very truly yours,

                                               BUSINESS SERVICES HOLDINGS, INC.


                                               By: /s/ Anthony J. de Nicola
                                                   ----------------------------
                                                   Name:  Anthony J. de Nicola
                                                   Title:  President


AGREED TO AND ACCEPTED
as of the date first
above written.

WELSH, CARSON, ANDERSON & STOWE VII, L.P.
  By WCAS VII Partners, General Partner



By: /s/ Anthony J. de Nicola
    -------------------------------------
    General Partner


WCAS INFORMATION PARTNERS, L.P.
  By WCAS INFO Partners, General Partner


By: /s/ Patrick J. Welsh
    -------------------------------------
    General partner


WCAS CAPITAL PARTNERS II, L.P.
  By WCAS CP II Partners, General Partner


By: /s/ Anthony J. de Nicola
    -------------------------------------
    General Partner


/s/ Patrick J. Welsh
-----------------------------------------
           Patrick J. Welsh

    /s/ Russell L. Carson
------------------------------
        Russell L. Carson


    /s/ Bruce K. Anderson
------------------------------
        Bruce K. Anderson


     /s/ Richard H. Stowe
------------------------------
         Richard H. Stowe


      /s/ Andrew M. Paul
------------------------------
          Andrew M. Paul


   /s/ Thomas E. McInerney
------------------------------
       Thomas E. McInerney


      /s/ Laura VanBuren
------------------------------
          Laura VanBuren

     /s/ James B. Hoover
------------------------------
         James B. Hoover


   /s/ Robert A. Minicucci
-----------------------------
       Robert A. Minicucci


   /s/ Anthony J. deNicola
------------------------------
       Anthony J. deNicola


     /s/ David F. Bellet
------------------------------
         David F. Bellet

JCP TELECOM SYSTEMS, INC.


By: /s/ [Illegible]
    --------------------------

WCA MANAGEMENT CORPORATION


By: /s/ [Illegible]
    --------------------------

                                                                         ANNEX A



                                                                       No. of Shares Of Common
         Name of Holder                                                Stock \ Warrant Shares
         --------------                                                -----------------------
Welsh, Carson, Anderson & Stowe VII,                                          23,982,500
  L.P.
WCAS Capital Partners II, L.P.                                                 3,571,429
WCAS Information Partners, L.P.                                                  100,000
WCA Management Corporation                                                        17,500
Patrick J. Welsh                                                                 150,000
Russell L. Carson                                                                115,000
Bruce K. Anderson                                                                250,000
Richard H. Stowe                                                                  75,000
Andrew M. Paul                                                                    50,000
Thomas E. McInerney                                                               75,000
Laura VanBuren                                                                     5,000
James B. Hoover                                                                   10,000
Robert A. Minicucci                                                               50,000
Anthony J. deNicola                                                               20,000
David Bellet (DLJSC as                                                           100,000
  Custodian for the IRA FBO
  David F. Bellet)

JCP Telecom Systems, Inc.                                                      1,503,759
                                                                           (Warrant Shares)


                                                                      SCHEDULE I


                        NAMES AND ADDRESSES OF HOLDERS

Welsh, Carson, Anderson & Stowe VII,
  L.P.
WCAS Capital Partners II, L.P.
WCAS Information Partners, L.P.
WCA Management Corporation
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
James B. Hoover
Robert A. Minicucci
Anthony J. deNicola
         c/o Welsh, Carson, Anderson & Stowe
         One World Financial Center
         New York, NY 10281

David Bellet (DLJSC as
  Custodian for the IRA FBO
  David F. Bellet)
Pershing Division of Donaldson, Lufkin
  & Jenrette Securities Corporation
P.O. Box 2050
Jersey City, New Jersey 07399

JCP Telecom Systems, Inc.
6501 Legacy Drive
Plano, Texas 75024